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                                                                    EXHIBIT 99.1


                            SECTION 906 CERTIFICATION


I, Steven A. Odom, Chairman of the Board and Chief Executive Officer of Verso Technologies, Inc. (the "Company"), do hereby certify in accordance with 18 U.S.C.ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. The Annual Report on Form 10-K of the Company for the period ended December 31, 2002 (the "Periodic Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C.ss.ss.78m or 78o(d)); and

2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  April 14, 2003
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                                        /s/ Steven A. Odom
                                        ---------------------------------
                                        STEVEN A. ODOM
                                        Chairman of the Board and
                                        Chief Executive Officer